UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2025

SATELLOGIC INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41247	98-1845974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Delburg Street
Davidson, NC 28036
(Address of Principal Executive Offices, and Zip Code)

(704) 894-4482
(Registrant’s Telephone Number, Including Area Code)

Ruta 8 Km 17,500, Edificio 300
Oficina 324 Zonamerica
Montevideo, 91600, Uruguay
00-598-25182302
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SATL	The Nasdaq Capital Market
Warrants	SATLW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 26, 2025, Satellogic Inc. (the “Company”) changed its jurisdiction of incorporation, domesticating as a corporation incorporated under the laws of the State of Delaware and discontinuing as a business company with limited liability incorporated under the laws of the British Virgin Islands (the “Domestication”). In connection with the Domestication, the Company filed a Certificate of Domestication (the “Certificate”) and Certificate of Incorporation (the “Charter”) with the Secretary of State of the State of Delaware, and the Company’s bylaws (the “Bylaws”) came into effect upon such filing.

The foregoing descriptions of the Certificate, the Charter and the Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate, the Charter and the Bylaws, which are attached to this Current Report on Form 8-K as Exhibits 3.1, 3.2 and 3.3, respectively, and are incorporated herein by reference.

Item 5.05.         Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

In connection with the Domestication, the Company’s Board of Directors also approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company including the Company’s chief executive officer, chief financial officer, principal accounting officer or controller or any other persons performing similar functions.

Item 7.01.         Regulation FD Disclosure.

On March 26, 2025, the Company issued a press release announcing the consummation of the Domestication, which is attached hereto as Exhibit 99.1. The information contained in this Item 7.01, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01.         Financial Statements and Exhibits.

(d)         Exhibits.

3.1	Satellogic Inc. Certificate of Domestication
3.2	Satellogic Inc. Certificate of Incorporation
3.3	Satellogic Inc. Bylaws
99.1	Satellogic Inc. Press Release, dated March 26, 2025
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2025

SATELLOGIC INC.

By:	/s/ Rick Dunn
Name:	Rick Dunn
Title:	Chief Financial Officer